UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 25, 2021

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
Floating Rate Senior Notes due 2021	FIS21B	New York Stock Exchange
1.700% Senior Notes due 2022	FIS22B	New York Stock Exchange
0.125% Senior Notes due 2022	FIS22C	New York Stock Exchange
0.750% Senior Notes due 2023	FIS23A	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Christopher A. Thompson, Chief Accounting Officer of Fidelity National Information Services, Inc (the “Corporation”), notified the Corporation on March 25, 2021 of his intention to retire from his position effective May 31, 2021. Mr. Thompson’s decision to retire was not the result of any disagreements with the Board or the Corporation on matters related to the Corporation’s operations, policies or practices.

On March 30, 2021, the Board of Directors of the Corporation appointed Thomas K. Warren to be the Company’s Chief Accounting Officer effective on June 1, 2021. Mr. Warren, age 49, has served as the Corporate Controller at the Corporation since 2016. Prior to joining the Company, Mr. Warren was the Director of Accounting & Compliance at Mondelez International beginning in 2012, and prior to that he was their Vice President, Corporate Accounting since 2011. Previously, he was the Chief Financial Officer at Aventino Technology Solutions since 2009 and was Assistant Corporate Controller at General Electric starting in 2006. Mr. Warren received a bachelor’s of science degree in business administration from the University of Richmond in 1993 and is a certified public accountant.

There are no arrangements or undertakings pursuant to which Mr. Warren was selected as Chief Accounting Officer. There are no family relationships among any of the Company’s directors or executive officers and Mr. Warren. There are no related party transactions between the Company and Mr. Warren.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: March 31, 2021	By:	/s/ Marc M. Mayo
		Name:	Marc M. Mayo
		Title:	Corporate Executive Vice President
and Chief Legal Officer